                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. N/A)

Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:                                                 [ ]  Confidential, for Use of
   [ ]  Preliminary proxy statement                                             the Commission Only (as
   [X]  Definitive proxy statement                                              permitted by Rule 14a-6(e)(2)
   [ ]  Definitive additional materials
   [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              CBC HOLDING COMPANY
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):
   [X]    No fee required
   [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
          11.

   (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

   (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

   (5) Total fee paid:

--------------------------------------------------------------------------------
   [ ]    Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
   [ ]    Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

--------------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

   (3) Filing Party:

--------------------------------------------------------------------------------

   (4) Date Filed:

--------------------------------------------------------------------------------

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                 (912) 423-4321


                                March 16, 1999



To the Shareholders of CBC Holding Company:

     You are cordially invited to attend the annual meeting of shareholders of CBC Holding Company (the "Company") to be held at Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 7, 1999 at 5:00 p.m. The official Notice of the Meeting, the Proxy Statement of management of the Company and the Company's Annual Report to Shareholders accompany this letter.

     The principal business of the meeting will be to elect directors to serve for a one year term until 2000 and to review the operations of the Company and its wholly-owned subsidiary, Community Banking Company of Fitzgerald, for the past year.

     We cannot take any action at the meeting unless the holders of a majority of the outstanding shares of Common Stock of the Company are represented, either in person or by proxy. Therefore, whether or not you plan to attend the meeting, please mark, date, and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible.

                              Sincerely,



                              George M. Ray
                              President and
                              Chief Executive Officer

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                (912) 423-4321



                 NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 7, 1999



To the Shareholders of CBC Holding Company:

     CBC Holding Company hereby notifies you that the Annual Meeting of Shareholders of CBC Holding Company will be held on Wednesday, April 7, 1999, at 5:00 p.m. at Community Banking Company of Fitzgerald, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, for the following purposes:

     (1) To elect fifteen persons to serve as directors of the Board of Directors; and

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 15, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     We request that you mark, date, sign, and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to revoke a proxy that you had previously returned, you may do so at any time before the proxy is exercised.


                              By Order of the Board of Directors,



                              John T. Croley, Jr.
                              Vice Chairman and Secretary


March 16, 1999

                              CBC HOLDING COMPANY
                            102 West Roanoke Drive
                           Fitzgerald, Georgia 31750
                                (912) 423-4321

            _______________________________________________________

                    PROXY STATEMENT FOR 1999 ANNUAL MEETING
            _______________________________________________________


                                    VOTING
                                    ------

     The Board of Directors of CBC Holding Company (the "Company") is furnishing this Proxy Statement to solicit proxies for use at the Annual Meeting of Shareholders to be held on Wednesday, April 7, 1999, and at any adjournments of the Annual Meeting. In addition to this solicitation by mail, the officers and employees of the Company and its wholly-owned subsidiary, Community Banking Company of Fitzgerald (the "Bank"), without additional compensation, may solicit proxies in favor of the Proposal, if necessary, by personal contact, letter, telephone or other means of communication. The Company requests brokers, nominees and other custodians and fiduciaries to forward proxy solicitation material to beneficial owners of the Company Common Stock, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear the costs of solicitation of proxies for the Annual Meeting.

     The Company is mailing this Proxy Statement and the form of proxy to shareholders on or about March 16, 1999. If the enclosed form of proxy is properly executed, returned, and not revoked, it will be voted in accordance with the specifications made by the shareholder. If the form of proxy is signed and returned but specifications are not made, the proxy will be voted FOR the election of the nominees to the Board of Directors.

     Shareholders who sign proxies have the right to revoke them at any time before they are voted by delivering to George M. Ray, President and Chief Executive Officer of the Company, at the main office of the Company, either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

     The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is March 15, 1999. As of the close of business on the record date, the authorized common stock, $1.00 par value (the "Common Stock"), of the Company consisted of 10,000,000 shares, with 664,097 shares issued and outstanding. Each issued and outstanding share is entitled to one vote.

     Directors are elected by a plurality of the shares present in person or by proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

     Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.

                       DIRECTORS AND EXECUTIVE OFFICERS
                       --------------------------------

                             ELECTION OF DIRECTORS
                             ---------------------

     The Company's Articles of Incorporation provide that the Company's Board of Directors shall hold office for a term of one year. The following table shows for each nominee: (a) his name, (b) his age at December 31, 1998, (c) how long he has been a director of the Company, (d) his position(s) with the Company and the Bank, and (e) his principal occupation and recent business experience.

                               DIRECTOR NOMINEES
                        For One-Year Term Expiring 2000

                                    Director
Name and Age                        Since*        Positions with the Company and Business Experience
------------                        -----         --------------------------------------------------
Sidney S. (Buck) Anderson, Jr.,        1996       Chairman of the Board of the Company and the
63                                                Bank, General Manager - Dixie Peanut Company since 1977.

James Thomas Casper, III,              1996       Certified Public Accountant - Worthington and
43                                                Casper, CPA, PC since 1977.

Charles A. (Pete) Clark, Sr.,          1998       Chief Executive Officer and Owner - C&S Aircraft
52                                                Service, Inc.; Chief Executive Officer and Owner - Ewing
                                                  Dusting Service, Inc.

John T. Croley, Jr.,                   1996       Secretary and Vice Chairman of the Company and
49                                                the Bank; Attorney - sole practitioner since 1986.

A.B.C. (Chip) Dorminy, III,            1996       President - ABCD Farms, Inc.
50                                                CEO - Farmers Quality Peanut Co. and D&F Grain Co. since 1977.

John S. Dunn,                          1996       Owner - Shep Dunn Construction since 1968.
54

William P. Herlovich,                  1996       Retired Banker, National Bank of Fitzgerald and
70                                                First State Bank of Fitzgerald, 1960 until 1984.

                                   Director
Name and Age                       Since*    Positions with the Company and Business Experience
------------                       ------    --------------------------------------------------
Lee Phillip Liles,                     1996  Agency Manager - Georgia Farm Bureau Mutual
49                                           Insurance Co. since 1977.

Steven L. Mitchell,                    1996  President - Mitchell Bros. Timber Co. since
41                                           1983; Part Owner - Irwin Timber Co.

James A. Parrott, II,                  1996  Owner - Standard Supply Co. & Building Materials,
59                                           Inc. since 1964.

Jack F. Paulk,                         1996  Agency Field Executive - State Farm Insurance
49                                           since 1980.

George M. Ray,                         1996  President & Chief Executive Officer of the Company
52                                           and the Bank.

Robert E. Sherrell,                    1996  Attorney - Jay, Sherrell, Smith & Braddy, P.C. since
62                                           1969.

John Edward Smith, III,                1996  Attorney - Jay, Sherrell, Smith & Braddy, P.C. since
50                                           1973.

Wyndall L. Walters,                    1998  President - Irwin Company Motors (doing
51                                           business as Fitzgerald Ford Lincoln Mercury)

*The Company was incorporated in October 1996. Each of these individuals also serves on the Board of Directors of the Bank.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

                              EXECUTIVE OFFICERS
                              ------------------

     L. Wayne Lowrey served as President and Chief Executive Officer of the Company from the Company's incorporation on October 11, 1996 until February 13, 1998. George M. Ray was named as the Company's President and Chief Executive Officer, effective February 13, 1998. Prior to being named as President and Chief Executive Officer of the Company and the Bank, Mr. Ray served as Executive Vice President and Senior Credit Officer of the Bank. From August 1993 until 1996, Mr. Ray was Executive Vice President of The Bank of Villa Rica, located in Villa Rica, Georgia. From 1968 until August 1993, Mr. Ray was employed by NationsBank of Georgia, N.A. (and its predecessors) in various capacities.

                     MEETINGS AND COMMITTEES OF THE BOARD
                     ------------------------------------

     During the year ended December 31, 1998, the Board of Directors of the Company held twelve joint meetings with the Board of Directors of the Bank. All directors attended at least 75% of the meetings of the Board of Directors of the Company.

     The Board of Directors of the Company does not have audit, compensation or nominating committees.


               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
               ------------------------------------------------

                            CHIEF EXECUTIVE OFFICER
                            -----------------------

     The following tables set forth certain information relating to various forms of compensation paid or granted to the Company's chief executive officer in fiscal years 1997 and 1998.


                          SUMMARY COMPENSATION TABLE

     The following table presents the total compensation the Company (or the Bank prior to the formation of the Company as the bank holding company of the
Bank) paid during fiscal years 1997 and 1998 to its chief executive officer.

===============================================================================================================
                                                                     Long-Term Compensation
                                                                     ----------------------
                                   Annual Compensation                Awards      Payouts
                           ------------------------------------       -------------------
                                                      Other      Restricted                           All
                                                     Annual         Stock     Options/     LTIP       Other
                                 Salary   Bonus   Compensation     Awards       SARs     Payouts   Compensation
Name and Position          Year    ($)     ($)         ($)           ($)         (#)       ($)         ($)
-----------------          ----  -------  ------  -------------  -----------  ---------  --------  ------------
George M. Ray,/(1)/        1998  84,027     0           0              0          0         0          2,175/(3)/
President and Chief        1997  73,440     0           0              0          0         0             0
Executive Officer

L. Wayne Lowrey,/(2)/      1998  14,337     0           0              0          0         0             0
Former President and       1997  86,000     0           0              0          0         0             0
Chief Executive Officer
===============================================================================================================

(1) Mr. Ray currently serves as President and Chief Executive Officer of the Company. Prior to being appointed as President and Chief Executive Officer of the Company on February 13, 1998, Mr. Ray served as Executive Vice President and Senior Credit Officer of the Bank.

(2) Mr. Lowrey served as President and Chief Executive Officer of the Company from October 11, 1996 until February 13, 1998.

(3) Consists of contributions to the Company's 401(k) made by the Company on behalf of Mr. Ray.

                       OPTION GRANTS IN FISCAL YEAR 1998

     The Company did not grant any options during fiscal year 1998.

                             DIRECTOR COMPENSATION
                             ---------------------

     The Company did not pay fees to its directors for attending board meetings in 1998.



        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
        --------------------------------------------------------------

     The following table lists the number of shares of the Company's Common Stock beneficially owned as of December 31, 1998 by (a) each director and executive officer of the Company, and (b) all executive officers and directors as a group. There are no shareholders who hold greater than 5% of the Company's outstanding Common Stock who are not also directors of the Company. The information shown below is based upon information furnished to the Company by the named persons. Unless otherwise indicated, each person is the record owner and has sole voting and investment power with respect to his shares.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Exchange Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days from the Company's record date. None of the individuals listed below had the right to acquire shares of the Company's Common Stock within 60 days of March 15, 1999.

                                                           Amount
                                                       and Nature of                 Percent
     Name and Address                               Beneficial Ownership           of Class (%)
     -----------------                              --------------------           ------------
     (a)    Directors and Executive Officers
            --------------------------------

     Sidney S. (Buck) Anderson                           70,000/(1)/                   10.54
     701 South Grant Street
     Fitzgerald, Georgia 31750

     James Thomas Casper, III                            10,000/(2)/                    1.51
     116 Cherokee Court
     Fitzgerald, Georgia 31750

     Charles A. (Pete) Clark, Sr.                        10,300/(3)/                    1.55
     P. O. Box 898
     Fitzgerald, Georgia 31750

     John T. Croley, Jr.                                 25,000/(4)/                    3.76
     132 Lakeview Drive
     Fitzgerald, Georgia 31750

     A.B.C. (Chip) Dorminy, III                          34,500/(5)/                    5.19
     248 Lincoln Avenue
     Fitzgerald, Georgia 31750

     John S. Dunn                                         5,000/(6)/                    0.75
     619 Highway 129 South
     Fitzgerald, Georgia 31750

     William P. Herlovich                                 1,000/(7)/                    0.15
     104 Manassas Court
     Fitzgerald, Georgia 31750

     Lee Phillip Liles                                    5,000/(8)/                    0.75
     204 Meadowlark Lane
     Fitzgerald, Georgia 31750

     Steven L. Mitchell                                   5,000/(9)/                    0.75
     1208 W. Roanoke Drive
     Fitzgerald, Georgia 31750

     James A. Parrott, II                                 7,600/(10)/                   1.14
     146 Franklin
     Fitzgerald, Georgia 31750

     Jack F. Paulk                                       11,200/(11)/                   1.69
     103 Cherokee Court
     Fitzgerald, Georgia 31750

     George M. Ray                                        2,300/(12)/                   0.35
     1046 West Roanoke Drive
     Fitzgerald, Georgia 31750

     Robert E. Sherrell                                  12,200/(13)/                   1.84
     815 West Magnolia
     Fitzgerald, Georgia 31750

     John Edward Smith, III                               4,000/(14)/                   0.60
     141 Whispering Way
     Fitzgerald, Georgia 31750

     Wyndall L. Walters                                   3,000/(15)/                   0.45
     P. O. Box 1409
     Fitzgerald, Georgia 31750

     (b)  Directors and Executive Officers,             206,100                        31.03
          ---------------------------------
          as a group/(16)/
          ----------

     __________________

     /(1)/  Consists of 70,000 shares owned directly by Mr. Anderson.

     /(2)/ Consists of 10,000 shares owned jointly by Mr. Casper and his spouse.

     /(3)/ Consists of (i) 9,800 shares held directly by Mr. Clark and (ii) 500 shares held jointly by Mr. Clark and his son.

     /(4)/  Consists of 25,000 shares owned directly by Mr. Croley.

     /(5)/ Consists of (i) 10,000 shares owned by ABCD Farms, Inc. of which Mr. Dorminy is President; (ii) 7,500 shares owned directly by Mr. Dorminy; (iii) 10,000 owned by Mr. Dorminy's wife, as to which beneficial ownership is shared; (iv) 500 shares owned by Mr. Dorminy's son, as to which beneficial ownership is shared; (v) 500 shares owned by Mr. Dorminy's daughter, as to which beneficial ownership is shared; (vi) 3,000 shares held by The A.B.C. Dorminy, Jr. Trust for benefit of Mr. Dorminy's son of which Mr. Dorminy is trustee and as to which beneficial ownership is shared; and (vii) 3,000 shares held by The A.B.C. Dorminy, Jr. Trust for benefit of Mr. Dorminy's daughter of which Mr. Dorminy is trustee and as to which beneficial ownership is shared.

     /(6)/  Consists of 5,000 shares owned directly by Mr. Dunn.

     /(7)/ Consists of 1,000 shares owned jointly by Mr. Herlovich and his wife.

     /(8)/  Consists of 5,000 shares owned directly by Mr. Liles.

     /(9)/ Consists of (i) 3,000 shares owned directly by Mr. Mitchell; (ii) 1,000 shares held by Mr. Mitchell as custodian for his daughter, as to which beneficial ownership is shared; and (iii) 1,000 shares held by Mr. Mitchell as custodian for his son, as to which beneficial ownership is shared.

     /(10)/  Consists of (i) 7,500 shares owned directly by Mr. Parrott; and
             (ii) 100 shares owned by Mr. Parrott's spouse, as to which beneficial ownership is shared.

     /(11)/ Consists of (i) 10,000 shares owned directly by Mr. Paulk; (ii) 500 shares owned by Mr. Paulk's spouse, as to which beneficial ownership is shared; and (iii) 700 shares owned by Mr. Paulk's daughters, as to which beneficial ownership is shared.

     /(12)/  Consists of 3,500 shares owned in an IRA account for Mr. Ray.

     /(13)/  Consists of 12,200 shares owned directly by Mr. Sherrell.

     /(14)/ Consists of (i) 1,000 shares owned directly by Mr. Smith; and (ii) 3,000 shares owned jointly by Mr. Smith and his mother.

     /(15)/ Consists of (i) 2,000 shares owned directly by Mr. Walters and (ii) 1,000 shares held by Mr. Walters' children, as to which beneficial ownership is shared.

     /(16)/ During 1998, George Ray was the only executive officer of the Company.


                         COMPLIANCE WITH SECTION 16(A)
                         -----------------------------
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                    --------------------------------------

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's securities. Based on its review of the
Section 16 Reports furnished to the Company by its Reporting Persons, none of the Reporting Persons made late Section 16 filings with respect to transactions in 1998.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     The Company and the Bank have banking and other business transactions in the ordinary course of business with directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management of the Bank, such banking transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.

                        INDEPENDENT PUBLIC ACCOUNTANTS
                        ------------------------------

     Thigpen Jones Seaton & Co. is the accounting firm responsible for preparing an audited report of the Company's financial statements. Thigpen Jones Seaton & Co. has acted as the Company's accounting firm since 1996. A representative from Thigpen Jones Seaton & Co. is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS
                             ---------------------

     Any shareholder proposal intended for inclusion in the Company's proxy material for the 2000 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than December 5, 1999.

                                 OTHER MATTERS
                                 -------------

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of directors, or matters incidental thereto, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

     If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.


March 16, 1999

                              CBC HOLDING COMPANY
                              -------------------
                                     PROXY
                                     -----
                      SOLICITED BY THE BOARD OF DIRECTORS
                      -----------------------------------
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                    --------------------------------------
                          TO BE HELD ON APRIL 7, 1999
                          ---------------------------

     The undersigned hereby appoints George M. Ray and Sidney S. (Buck) Anderson as Proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the Common Stock of CBC Holding Company, 102 West Roanoke Drive, Fitzgerald, Georgia, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders (the "Meeting") to be held at the Bank, located at 102 W. Roanoke Drive, Fitzgerald, Georgia, on Wednesday, April 7, 1999 at 5:00 p.m., and at any adjournments thereof, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE PROPOSAL.
           --------------------------------------------------------

PROPOSAL:  (1) To elect the fifteen (15) persons listed below to serve as directors of the Company for a term of one year.

Sidney S. (Buck) Anderson, Jr.  John S. Dunn              Jack F. Paulk
James Thomas Casper, III        William P. Herlovich      George M. Ray
Charles A. (Pete) Clark, Sr.    Lee Phillip Liles         Robert E. Sherrell
John T. Croley, Jr.             Steven L. Mitchell        John Edward Smith, III
A. B. C. (Chip) Dorminy, III    James A. Parrott, III     Wyndall L. Walters

as members of the Board of Directors, as described in the Proxy Statement.

          [_]   FOR all nominees listed above   [_]  WITHHOLD AUTHORITY
                (except as indicated to the          to vote for all nominees
                contrary below).                     listed above.

        INSTRUCTION:  TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE,
        ---------------------------------------------------------------
      MARK "FOR" ABOVE, BUT WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.
      ------------------------------------------------------------------

      DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS
      -------------------------------------------------------------------
                   WHICH MAY COME BEFORE THE ANNUAL MEETING.
                   -----------------------------------------

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
        ----------------------------------------------------------------
   DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION TO THE CONTRARY
   --------------------------------------------------------------------------
               IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.
               ------------------------------------------------

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:______________________________________, 1999
                                         (Be sure to date your Proxy)

                              __________________________________________________
                              Name(s) of Shareholder(s)

                              __________________________________________________
                              Signature(s) of Shareholder(s)


     Please mark, date, and sign this Proxy, and return it in the enclosed, return-addressed envelope. No postage is necessary.

                   PLEASE RETURN PROXY AS SOON AS POSSIBLE.
                   ---------------------------------------

      DO YOU PLAN TO ATTEND THE ANNUAL MEETING?      [_] YES         [_] NO